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                                                                   Exhibit 15(b)

                THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director,Vice President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD III for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April
2000.


                           /s/George C. Kokulis
                           Director, President and Chief Executive Officer The Travelers Insurance Company


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                THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD III for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March
2000.


                                    /s/Katherine M. Sullivan
                                    Director
                                    The Travelers Insurance Company


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                THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:


      That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD III for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March
2000.


                                    /s/Glenn D. Lammey
                                    Chief Financial Officer,
                                    Chief Accounting Officer and Controller
                                    The Travelers Insurance Company